UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number            811-10201

The Appleton Funds

(Exact name of registrant as specified in charter)

45 Milk Street, Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip code)

James I. Ladge, 45 Milk Street, Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4066

Date of fiscal year end:             12/31

Date of reporting period:            12/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Annual Report for Appleton Equity Growth Fund

APPLETON EQUITY GROWTH FUND

Annual Report
December 31, 2010

Investment Adviser	Administrator
Appleton Partners, Inc.	JPMorgan
45 Milk Street, Eighth Floor	303 Broadway
Boston, MA 02109	Suite 900
Cincinnati, OH 45202
1-877-712-7753

Dear Shareholder,

The stock market finished a volatile 2010 on a high note as the S&P 500 returned 10.76% in the fourth quarter, bringing the year-to-date return to 15.06%. Including fees, the Appleton Equity Growth Fund returned 19.65% for the year, outperforming the benchmark by 459 basis points.

The majority of the Fund’s outperformance for the year came during the second half. The Consumer Discretionary and Industrial sectors continued their strong performance, while the Materials and Energy sectors surged, bringing them amongst the top sectors year-to-date. These cyclical sectors outperformed as fears of a double dip recession that dominated the headlines during the summer faded. The market began a strong rally in early September as investors began to discount a number of positive events: a second round of quantitative easing by the Federal Reserve, a Republican win in the November elections, and a positive resolution to the issue of the expiring Bush tax policies. The Fund outperformed relative to the benchmark by overweighting the Materials, Consumer Discretionary, and Industrial sectors while underweighting the Financial and Healthcare sectors, two of the index’s weakest for the second half. Individual stocks that contributed most to the second half performance were Priceline.com, Caterpillar, Amazon.com, and the Chilean mining company, SQM. Below, we offer our views on the past six months, and the period ahead.

The consumer has pent-up spending potential, as we have seen a decline in the savings rate. However, the liquidity effect of low rates is less of a factor considering many homeowners who were able to refinance have already done so. Those who have not refinanced are most likely underwater on their mortgage and not able to do so. Furthermore, soaring commodity prices (food, fuel, etc.) are a mounting challenge for consumers to overcome as higher oil prices both at the pump and for home heating fuel may offset much of the benefit gained from the recent payroll tax holiday. However, it is interesting to note that these same rising commodity prices are also a positive indication that the economic recovery is moving forward.

Meanwhile, on the corporate front, banks are starting to expand credit, and the liquidity effect is very evident as companies with large cash reserves are going ahead and actively looking to make acquisitions. The enticement for merger and acquisition activity is further aided by the relatively low valuations of most public companies versus their historic earnings multiples. The S&P 500 was trading at an average P/E of approximately 14 to start the year and is slightly below the historical average at this point in a recovery cycle, despite the market’s strong gains over the past 22 months. These low multiples are also fuel for investors who are rotating out of lower yielding money market funds into equities seeking higher return and, ultimately, higher risk.

In contrast, outside of the U.S. we continue to see flare ups of concern over sovereign debt issues in Europe, which has yet to make as much progress towards recovery. In Asia, we see monetary policy restraints setting in as China, South Korea, India, and others are beginning to raise rates to dissipate inflation concerns and, subsequently, growth. It will be interesting to watch how the markets digest and react to these varying dynamics as the global economy grinds ahead.

While the volatility and frequent sector rotation of 2010 made investing a challenge, it is this same sector rotation that could continue the market uptrend this year. As we approach the two-year mark in the current bull market, many stocks have exceeded their 2007 highs. This has caused some to sound caution that we have come too far too fast given the still lackluster economic situation. However, instead of stalling, the market is likely to rotate its favor towards some other sectors and areas that have lagged. As of this writing, we have already witnessed much stronger performance from Technology and Energy names which were average performers in 2010. Meanwhile, last year’s top performer, Consumer Discretion, has lagged as profit taking has seemingly set in. Financials, which rallied in December, could be staged for further appreciation. Though fundamentals have not improved as much as other sectors, the low valuation levels have drawn many investors’ attention, and they may fall into their typical progression as a later recovery participant. If earnings results or economic data can show more progress, we may well see the bull market proceed to a steeper trajectory as is typical in the latter stages.

Despite some remaining headwinds, dominated by a lack of significant progress in both the labor and housing market recoveries, the market seems well situated for a continued advance given the liquidity, driven by the Fed’s accommodative policy, and a fairly cheap valuation backdrop. While we may see short-term corrections as a result of potentially overzealous expectations, ultimately the fundamentals should follow through to solid earnings reports. If the market recovery can make the transition to one driven by solid earnings growth, and not just investor liquidity and companies’ potential, the gains should prove more substantial and consistent.

We wish the very best to you in 2011.

Sincerely,

James I. Ladge, CFA
President

Comparison of the Change in Value of a $10,000 Investment
in the Appleton Equity Growth Fund, S&P 500 Index
and the Russell 1000 Growth Index

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
** Fund inception was December 31, 2000.

Tabular Presentation of Portfolio of Investments
As of December 31, 2010

Sector	(% of Net Assets)
Consumer, Cyclical	12.6%
Consumer, Non-Cyclical	6.9%
Energy	7.8%
Financials	10.1%
Healthcare	8.9%
Industrial	15.5%
Materials	13.9%
Technology	19.9%
Telecommunication Services	1.9%
Money Market Mutual Fund	2.7%
Liabilities in Excess of Other Assets	(0.2%)
100.0%

APPLETON EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
December 31, 2010

		Market
Shares		Value
	COMMON STOCKS -97.5%
	CONSUMER, CYCLICAL - 12.6%
2,000	Amazon.com, Inc.*	$360,000
4,350	Dollar Tree, Inc.*	243,948
3,175	McDonald's Corp.	243,713
825	priceline.com, Inc.*	329,629
5,150	TJX Cos., Inc.	228,608
3,900	Under Armour, Inc. - Class A*	213,876
		1,619,774
	CONSUMER, NON-CYCLICAL - 6.9%
2,800	Church & Dwight Co., Inc.	193,256
2,850	Colgate-Palmolive Co.	229,055
3,500	Costco Wholesale Corp.	252,735
3,285	PepsiCo, Inc.	214,609
		889,655
	ENERGY - 7.8%
2,250	Apache Corp.	268,268
3,450	Exxon Mobil Corp.	252,264
3,500	Schlumberger Ltd.	292,250
2,750	Transocean Ltd.*	191,152
		1,003,934
	FINANCIALS - 10.1%
4,000	Aflac, Inc.	225,720
4,400	Bank of Nova Scotia	251,680
5,500	T. Rowe Price Group, Inc.	354,970
1,200	The Goldman Sachs Group, Inc.	201,792
8,200	Wells Fargo & Co.	254,118
		1,288,280
	HEALTHCARE - 8.9%
3,275	Cerner Corp.*	310,274
6,100	Express Scripts, Inc.*	329,705
4,000	Teva Pharmaceutical Industries, Ltd.- ADR	208,520
4,200	Varian Medical Systems, Inc.*	290,976
		1,139,475
	INDUSTRIALS - 15.5%
2,700	3M Co.	233,010
4,575	Caterpillar, Inc.	428,495
4,500	CSX Corp.	290,745
3,000	Deere & Co.	249,150
10,100	Insituform Technologies, Inc. - Class A*	267,751
3,250	Roper Industries, Inc.	248,397
2,000	W.W. Grainger, Inc.	276,220
		1,993,768
	MATERIALS - 13.9%
3,400	Agrium, Inc.	311,950
3,000	BHP Billiton, Ltd.- ADR	278,760
3,100	Ecolab, Inc.	156,302
4,500	E.I. du Pont de Nemours & Co.	224,460
2,725	Newmont Mining Corp.	167,397
2,325	Praxair, Inc.	221,968

APPLETON EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS, Continued
December 31, 2010

		Market
Shares		Value
	COMMON STOCKS -97.5% (Continued)
	MATERIALS - 13.9% (Continued)
4,325	Sociedad Quimica y Minera de Chile S.A.- ADR	$252,666
3,325	The Scotts Miracle-Gro Co. - Class A	168,810
		1,782,313
	TECHNOLOGY - 19.9%
5,900	Akamai Technologies, Inc.*	277,595
4,950	Amphenol Corp. - Class A	261,261
1,295	Apple, Inc.*	417,715
5,050	Dolby Laboratories, Inc. - Class A*	336,835
10,000	EMC Corp.*	229,000
1,950	International Business Machines Corp.	286,182
6,000	Microsoft Corp.	167,520
11,100	Oracle Corp.	347,430
3,250	Visa, Inc. - Class A	228,735
		2,552,273
	TELECOMMUNICATION SERVICES - 1.9%
4,750	American Tower Corp. - Class A*	245,290

	TOTAL COMMON STOCKS
		$12,514,762
	Money Market Mutual Fund - 2.7%
342,494	Fidelity Money Market Fund	342,494

	TOTAL INVESTMENT SECURITIES - 100.2% (Cost $9,823,716)	$12,857,256

	LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%	(23,234)

	NET ASSETS— 100.0%	$12,834,022

*	Non-income producing security

ADR—American Depositary Receipt.

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investment securities:
At acquisition cost	$9,823,716
At market value	$12,857,256
Dividends receivable	6,014
Receivable for securities sold	39,404
Other assets	212
TOTAL ASSETS	12,902,886

LIABILITIES
Payable to Adviser	1,824
Payable to other affiliates	30,779
Payable to Trustees	3,998
Professional fees	26,199
Other accrued expenses and liabilities	6,064
TOTAL LIABILITIES	68,864

NET ASSETS	$12,834,022

NET ASSETS CONSIST OF
Paid-in capital	$11,587,013
Accumulated net realized losses from security transactions	(1,786,531)
Net unrealized appreciation on investments	3,033,540
NET ASSETS	$12,834,022

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,572,984

Net asset value, offering price and redemption price per share	$8.16

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME
Dividends	$129,586
Interest	766
TOTAL INVESTMENT INCOME	130,352

EXPENSES
Investment advisory fees	108,848
Accounting services fees	29,999
Distribution expenses	27,212
Professional fees	24,999
Administration fees	23,999
Transfer agent fees	23,999
Trustees' fees and expenses	19,998
Compliance fees and expenses	15,002
Custodian fees	12,851
Postage and supplies	5,501
Reports to shareholders	4,000
Insurance expense	3,022
Registration fees	190
TOTAL EXPENSES	299,620
Fees waived and expenses reimbursed by Adviser	(136,243)
NET EXPENSES	163,377

NET INVESTMENT LOSS	(33,025)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	500,155
Net change in unrealized appreciation/depreciation on investments	1,571,829

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,071,984

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,038,959

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009
FROM OPERATIONS
Net investment loss	$(33,025)	$(21,115)
Net realized gains (losses) from security transactions	500,155	(1,056,767)
Net change in unrealized appreciation/depreciation on investments	1,571,829	3,026,194
Net increase in net assets from operations	2,038,959	1,948,312

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,958,371	1,485,390
Payments for shares redeemed	(1,450,692)	(796,958)
Net increase in net assets from capital share transactions	507,679	688,432

TOTAL INCREASE IN NET ASSETS	2,546,638	2,636,744

NET ASSETS
Beginning of year	10,287,384	7,650,640
End of year	$12,834,022	$10,287,384

CAPITAL SHARE ACTIVITY
Sold	272,447	257,463
Redeemed	(207,378)	(135,657)
Net increase in shares outstanding	65,069	121,806
Shares outstanding, beginning of year	1,507,915	1,386,109
Shares outstanding, end of year	1,572,984	1,507,915

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,
	2010	2009	2008		2007	2006
Net asset value at beginning of year	$6.82	$5.52	$8.97		$7.56	$7.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	0.00	(a)	0.04	(0.00	)(a)
Net realized and unrealized gains (losses) on investments	1.36	1.31	(3.45)		1.41	0.56
Total from investment operations	1.34	1.30	(3.45)		1.45	0.56

Less distributions:
Dividends from net investment income	-	-	(0.00	)(a)	(0.04)	-

Net asset value at end of year	$8.16	$6.82	$5.52		$8.97	$7.56

Total return	19.65%	23.55%	(38.41%)		19.15%	8.00%

Net assets at end of year	$12,834,022	$10,287,384	$7,650,640		$11,841,942	$8,423,337

Ratio of net expenses to average net assets	1.50%	1.50%	1.50%		1.50%	1.50%

Ratio of net investment income (loss) to average net assets	(0.30%)	(0.25%)	0.06%		0.50%	(0.06%)

Portfolio turnover rate	38%	62%	40%		36%	50%

(a)	Amount rounds to less than $0.01.

See accompanying Notes to Financial Statements.

APPLETON EQUITY GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1.	Significant Accounting Policies

The Appleton Funds (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act), as a diversified, no-load, open-end management investment company.  The Trust was organized as an Ohio business trust on October 31, 2000. The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the Fund). The Trust was capitalized on December 29, 2000, when the initial shares of the Fund were purchased at $10 per share.  The Fund commenced operations on December 31, 2000.

The Fund seeks long-term growth of capital by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation – The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued.  Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.  Money market instruments are valued at amortized cost, which approximates market value.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2010, all of the Fund’s securities were categorized as Level 1 securities. There were no transfers between Levels 1 and 2 during the year ended December 31, 2010. See the Portfolio of Investments for industry classification.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders – Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually.  Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.  Differences between book and tax distributions are considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications.

Security transactions – Security transactions are accounted for on trade date.  Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98% of its realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

There were no distributions paid during the fiscal years ended December 31, 2010 and 2009.

The following information is computed on a tax basis as of December 31, 2010:

Tax Cost of portfolio investments	$9,823,716
Gross unrealized appreciation on investments	$3,199,625
Gross unrealized depreciation on investments	(166,085)
Net unrealized appreciation on investments	3,033,540
Capital loss carryforwards	(1,786,531)
Total accumulated earnings	$1,247,009

The capital loss carryforwards in the above table expire as follows:

Amount	December 31,
$367,121	2011
129,485	2016
1,289,925	2017
$1,786,531

These capital loss carryforwards may be utilized in future years to offset gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $353,807.

During the year ended December 31, 2010, the Fund had expired capital loss carryforwards in the amount of $1,084,426.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. The reclassifications resulted from the difference in the tax treatment of net investment losses and expiration of capital loss carryforward. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis. For the year ended December 31, 2010, the Fund reclassified $33,025 of net investment losses and $1,084,426 expired capital loss carryforward to paid-in capital on the Statement of Assets and Liabilities.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007 – December 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

2.	Investment Transactions

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,606,239 and $3,965,005, respectively.

3.	Transactions with Affiliates

Certain Trustees and Officers of the Trust are also Officers of Appleton Partners, Inc. (the Adviser) or JPMorgan Chase Bank, N.A. (JPMorgan) the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

Investment Advisory Agreement
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund’s investments. For these services, the Fund pays the Adviser an advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund, other than brokerage commissions, extraordinary items, interest and taxes, to the extent annualized Fund operating expenses exceed 1.50% of the Fund’s average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through December 31, 2011. For the year ended December 31, 2010, the Adviser waived $108,848 of advisory fees and reimbursed $183 of other operating expenses.

Administration, Accounting And Transfer Agency Agreement
Under the terms of an Administration, Accounting and Transfer Agency Agreement between the Trust and JPMorgan, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund.  JPMorgan supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these administrative services, JPMorgan receives a monthly fee based on the Fund's average daily net assets, subject to a monthly minimum fee.

JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these transfer agency and shareholder services, JPMorgan receives a monthly fee per shareholder account, subject to a monthly minimum fee. In addition, the Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

JPMorgan also calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these accounting services, JPMorgan receives a monthly fee, based on average daily net assets, from the Fund. In addition, the Fund pays JPMorgan certain out-of-pocket expenses incurred by JPMorgan in obtaining valuations of the Fund's portfolio securities.

Distribution Plan
The Fund has adopted a plan of distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund’s shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust.

The Plan limits payment of distribution expenses in any fiscal year to a maximum of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund accrued and the Adviser subsequently reimbursed $27,212 of distribution expenses under the Plan.

Underwriting Agreement
The Trust entered into an Underwriting Agreement on behalf of the Fund with Unified Financial Securities, Inc. (the Distributor). Pursuant to the Underwriting Agreement, the Distributor acts as principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund. The Distributor receives no compensation for its services.

Compliance Services Agreement
Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the Fund and providing administrative support services to the Fund’s Compliance Program and Chief Compliance Officer.

In addition, the Trust has contracted with JPMorgan to provide certain compliance services on behalf of the Trust.  Subject to the direction of the Trustees of the Trust, JPMorgan developed and assisted in implementing a compliance program for JPMorgan on behalf of the Fund and; provides administrative support services to the Fund’s Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from the Trust.

4.	Commitments and Contingencies

The Fund indemnifies the Trust’s Officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5.	Subsequent Events

Management has evaluated subsequent events through the date of this filing. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

The Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the ‘‘Federal Taxes’’ section of the financial statement notes for the fiscal year ending December 31, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Appleton Funds:

We have audited the accompanying statement of assets and liabilities of the Appleton Equity Growth Fund (the Fund) of the Appleton Funds, including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Appleton Equity Growth Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 23, 2011

APPLETON EQUITY GROWTH FUND

OTHER ITEMS

December 31, 2010 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund.  A description of the policies and procedures the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge, upon request, by calling 1-617-338-0700. They are also available on the Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE
The Trust files a complete listing of portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q.  The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-800-543-0407.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES
As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2010" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund's and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

				Expenses Paid
	Net Expense		Ending	During the Six
	Ratio Annualized	Beginning	Account Value	Months Ended
	December 31,	Account Value	December 31,	December 31,
	2010	July 1, 2010	2010	2010*

Actual	1.50%	$1,000.00	$1,275.00	$8.60
Hypothetical	1.50%	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

APPLETON EQUITY GROWTH FUND

ADVISORY AGREEMENT APPROVAL (unaudited)

    December 31, 2010

The Board of Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), reviewed and approved the Trust’s Investment Advisory Agreement with the Adviser at a meeting held on December 9, 2010.

The Adviser made a presentation to the Board with information requested by the Independent Trustees.  Such information included (i) information confirming the financial condition of the Adviser and the Investment Adviser’s profitability derived from its relationship with the Fund; (ii) a description of the personnel and services provided by the Adviser; (iii) comparative information on fees and investment performance; and (iv) information regarding brokerage and portfolio transactions. Comparative fee and performance information was provided through an independent third party.

The Board reviewed and discussed financial information provided by the Adviser.  The Board reviewed and considered the Adviser’s profitability derived from its relationship with the Fund and it was noted that the potential profitability was within ranges generally determined to be reasonable, given the services rendered and the Fund’s performance and services provided. The Board determined that the Adviser is solvent and sufficiently well capitalized to perform the ongoing responsibilities to the Fund and to satisfy its obligations under the Act and the advisory agreement.

The Board reviewed the advisory fee and the effective investment advisory fee rate paid by the Fund and the appropriateness of such advisory fee.  The Board reviewed and considered any economies of scale which could be realized by the Fund and how the current advisory fee for the Fund reflects the economies of scale for the benefit of the shareholders of the Fund, noting that at this stage of the Fund in view of its relatively small size, no such economies of scale had been realized.

The Board also reviewed and considered the fees or other payments received by the Adviser, including information about fees generally charged by the Adviser to private clients, noting that the Adviser is required to provide services to the Fund, as a registered investment company, that it does not provide to private clients. Specifically, the Board reviewed and considered comparison of fees charged by investment advisers to fund peers of the Fund, noting that the Adviser’s fees were generally in line with fund peers. The Board also considered and reviewed information regarding brokerage, observing that the Fund, in light of its size, generates relatively little in brokerage fees.

The Board reviewed and considered the qualifications of the portfolio management team to manage the portfolio of the Fund, including the members’ history managing equity investments generally and their experience with the types of securities included in the Fund’s portfolio, as well as the members’ backgrounds and expertise and the amount of time each would be able to devote to the affairs of the Fund. The Board concluded, in light of the particular requirements of the Fund and its investment program, that it was satisfied with the professional qualifications and overall commitment to the Fund of the portfolio management team.

The Board considered the nature, extent and quality of services rendered to the Fund by the Adviser and the investment performance of the Fund based on the data provided which included comparisons with the public markets as represented by indices and with peer funds. The Board determined that in light of the data taken as a whole and the nature of the investment program of the Fund, the investment performance was reasonable and acceptable. The Board concluded that the Fund’s fees paid to the Adviser were reasonable in light of comparative performance and advisory fee information, costs of the services provided and profits to be realized and benefits derived by the Adviser from its relationship with the Fund.

Based on this review, which included an executive session of the Trustees, it was the consensus of the Independent Trustees that the continuation of the Investment Advisory Agreement is in the best interest of the Fund and its shareholders.

APPLETON EQUITY GROWTH FUND
Management of the Trust (Unaudited)
December 31, 2010

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust.

			Number of	Other
			Portfolios In	Directorships
			Fund Complex	Held by Trustee
	Current Position with Trust	Principal Occupation(s)	Overseen by	Outside the Fund
Name/Address/Age	and Length of Time Served	During Last 5 years	Trustee	Complex

INTERESTED TRUSTEES*

James I. Ladge, CFA	President, Trustee	Senior Vice President	1	Director, Cambridge
45 Milk Street, 8th floor	(December 2000 – Present)	Appleton Partners, Inc.		Appleton Trust, NA
Boston, MA 02109	Treasurer	(1993 – Present)
Age: 42	(December 2003 – Present)

Douglas C. Chamberlain, CFA	Trustee
45 Milk Street, 8th floor	(December 2000 – Present)	President, CEO	1	Director, Cambridge
Boston, MA 02109		Appleton Partners, Inc.		Appleton Trust, NA
Age: 63		(1998 – Present)

DISINTERESTED TRUSTEES:

Jack W. Aber PhD	Trustee	Professor, Boston University	1	Director, Manager
Boston University School of	(December 2000- Present)	(1972 – Present)		Funds
Management				Director, Third
595 Commonwealth Avenue				Avenue Funds
Boston, MA 02215
Age: 73

John M. Cornish, Esquire	Trustee	Partner, Choate, Hall & Stewart	1	Director, Thompson
Choate Hall & Stewart	(December 2000 – Present)	(1985 – Present)		Steel Company
2 International Place
Boston, MA 02110
Age: 63

Grady B. Hedgespeth	Trustee	Director, Financial Assistance	1	Director, National
1315 Independence Ave. SE #8	(December 2000 – Present)	Small Business Administration		Cooperative Bank
Washington, DC 20024		(2008 – Present)
Age: 55		Independent Consultant
(2005 - 2008)
OFFICER:

Michele D. Hubley	Secretary and	Vice President & Chief Compliance	N/A	N/A
45 Milk Street, 8th floor	Chief Compliance Officer	Officer, Appleton Partners, Inc.
Boston, MA 02109	(December 2004 – Present)	(1995 – Present)
Age: 53

•	All Interested Trustees are such because of their interest in the investment adviser, as defined in the Investment Company Act of 1940.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-877-71-Apple.

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officers and principal financial officers. During the period covered by this report, no amendments were made to the provisions of the code of ethics, nor did the registrant grant any waivers, including any implicit waivers, from the provisions of the code of ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.  Mr. Jack Aber is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.  Audit fees totaled $21,000 for the December 31, 2010 fiscal year and $20,550 for the December 31, 2009 fiscal year, including fees associated with the annual audit and filings of the registrant’s of Form N-SAR.

(b) Audit-Related Fees.  There were no audit-related fees for the December 31, 2010 or December 31, 2009 fiscal years.

(c)  Tax Fees.  Tax fees totaled $3,315 for the December 31, 2010 fiscal year and $3,250 for the December 31, 2009 fiscal year.

(d) All Other Fees.  There were no other fees for the December 31, 2010 or December 31, 2009 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies.  The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $3,315for the fiscal year ended December 31, 2010 and $3,250 for the fiscal year ended December 31, 2009.

(h) Not applicable

Item 5.  Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Financial Officers was filed on March 3, 2006 with Form N-CSR for period ending December 31, 2005 and is hereby incorporated by reference.

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) are filed herewith.

(a)(3)	Not applicable.

(b)(1)	Certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Appleton Funds

By (Signature and Title)

/s/ James I. Lage
James I. Ladge President and Treasurer

Date:  March 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James I. Ladge
James I. Ladge President and Treasurer

Date:  March 11, 2011